Exhibit 99.1

NEWS RELEASE

FOR IMMEDIATE RELEASE

July 19, 2017

Investor and Media Contact:

Scott Hamilton

Investor and Public Relations

(303) 214-5563

scott.hamilton@hartehanks.com

Harte Hanks Announces Agreement with Sidus Investment Management

Appoints Two New Independent Directors to the Board

SAN ANTONIO, TX — July 19, 2017 — Harte Hanks (NYSE: HHS), a leader in developing customer relationships, experiences and defining interaction-led marketing, today announced that it has reached an agreement with Sidus Investment Management, LLC, which owns approximately 2.5% of the Company’s outstanding shares, under which Harte Hanks will appoint Alfred V. Tobia, Jr. and Melvin L. Keating to its Board of Directors, effective immediately. As part of the agreement, Harte Hanks has accepted the resignation of current director, Stephen Carley, and the Board will increase from seven to eight members.

“On behalf of the stockholders and the entire Board, we sincerely thank Stephen Carley for his service. The Company and Board have benefitted from his strong CEO and operating experience, and we are grateful for his significant contributions,” said Christopher Harte, Chairman of Harte Hanks. “We welcome Al Tobia and Mel Keating to our Board. Harte Hanks has an experienced and highly qualified Board, and I look forward to working closely with my fellow directors and the management team to execute our strategic turnaround and deliver value for all stockholders.”

“We are pleased to have worked constructively with Harte Hanks to reach this agreement to add new independent directors to the Board which we believe is in the best interest of all shareholders,” said Al Tobia, Managing Member of Sidus Investment Management. “We look forward to working closely with Harte Hanks’ management team and our fellow board members with the common goal of maximizing value for all shareholders.”

In connection with the appointments, Harte Hanks and Sidus Investment Management have entered into a cooperation agreement. Under the terms of the agreement, Sidus Investment Management has agreed to certain standstill and voting commitments. A copy of the cooperation agreement will be filed with the Securities and Exchange Commission as an exhibit to a Current Report on Form 8-K to be filed by Harte Hanks.

Additional information on the Company’s Board of Directors will be included in the Company’s Proxy Statement, which will be filed with the Securities and Exchange Commission and mailed to stockholders. Harte Hanks’ 2017 Annual Meeting of Stockholders will be held on Thursday, August 17, 2017.

Morgan, Lewis & Bockius LLP is serving as legal advisor to Harte Hanks. Olshan Frome Wolosky LLP served as legal advisor to Sidus Investment Management.

About Al Tobia:

Mr. Tobia is the Managing Partner of Sidus Investment Management, LLC. He previously served as a Senior Managing Director of Banc of America Securities LLC, where he focused on the data networking and telecommunication equipment sectors, and as a Senior Analyst with Wertheim Schroeder & Co., where he focused on the data networking and PC and entertainment software sectors. During this period, Mr. Tobia was twice named to the Wall Street Journal’s Analyst All-Star team for stock selection. Mr. Tobia’s comprehensive work experience has allowed him to hone his expertise in corporate finance, strategic planning, and the capital and credit markets.

About Mel Keating:

Mr. Keating has spent a large part of his career serving as a Chief Executive Officer, Chief Financial Officer or Director of numerous privately and publicly-held companies, spanning many different industries. Most recently, Mr. Keating served as Chief Executive Officer of Alliance Semiconductor Corporation, a worldwide manufacturer and seller of semiconductors, until 2008. Mr. Keating’s considerable background has provided him with extensive business leadership skills and corporate governance experience. He currently serves on the Boards of Directors of two other publicly-held companies, MagnaChip Semiconductor Corporation and Agilysys, Inc., and as a consultant to public companies and private equity firms. Mr. Keating holds two Masters degrees from The Wharton School at the University of Pennsylvania.

Important Additional Information and Where to Find It:

Harte Hanks, its directors and/or its director nominees and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies from Harte Hanks’ stockholders in connection with the 2017 Annual Meeting. Harte Hanks plans to file a proxy statement with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the 2017 Annual Meeting (the “2017 Proxy Statement”).

STOCKHOLDERS ARE URGED TO READ THE 2017 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT HARTE HANKS WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Additional information regarding the identity of these potential participants and their direct or indirect interests, by security holdings or otherwise, will be set forth in the 2017 Proxy Statement and other materials to be filed with the SEC in connection with the 2017 Annual Meeting. Such information can also be found in Harte Hanks’ definitive proxy statement for the 2016 Annual Meeting of Stockholders, filed with the SEC on April 11, 2016. To the extent holdings of Harte Hanks’ securities have changed since the amounts shown in the definitive proxy statement for the 2016 Annual Meeting of Stockholders, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC.

Stockholders will be able to obtain, free of charge, copies of the 2017 Proxy Statement (including any amendments or supplements thereto) and any other documents filed by Harte Hanks with the SEC in connection with the 2017 Annual Meeting at the SEC’s website (www.sec.gov), at Harte Hanks’ website (www.hartehanks.com), or by writing to the Company’s Corporate Secretary at Harte Hanks, 9601 McAllister Freeway, Suite 610, San Antonio, Texas 78216, or by calling Harte Hanks’ Corporate Secretary at (210) 829-9000.

About Harte Hanks:

Harte Hanks is a global marketing services firm specializing in multi-channel marketing solutions that connect our clients with their customers in powerful ways. Experts in defining, executing and optimizing the customer journey, Harte Hanks offers end-to-end marketing services including consulting, strategic assessment, data, analytics, digital, social, mobile, print, direct mail and contact center. From visionary thinking to tactical execution, Harte Hanks delivers smarter customer interactions for some of the world’s leading brands. Harte Hanks’ 5,000+ employees are located in North America, Asia-Pacific and Europe. For more information, visit Harte Hanks at www.hartehanks.com, call 800-456-9748, or email us at pr@hartehanks.com. Follow us on Twitter @hartehanks or Facebook at https://www.facebook.com/HarteHanks.

About Sidus Investment Management:

Sidus Investment Management, LLC is a New-York based investment management firm that offers its services to pooled investment vehicles and seeks to invest in undervalued public companies.

As used herein, “Harte Hanks” or “the Company” refers to Harte Hanks, Inc. and/or its applicable operating subsidiaries, as the context may require. Harte Hanks’ logo and name are trademarks of Harte Hanks.

Note Regarding Forward-looking Statements:

Certain statements contained in this press release constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are predictions based on expectations and projections about future events, and are not statements of historical fact. You can identify forward-

looking statements by the use of forward-looking terminology such as “plan”, “continue”, “expect”, “anticipate”, “intend”, “predict”, “project”, “estimate”, “likely”, “believe”, “might”, “seek”, “may”, “remain”, “potential”, “can”, “should”, “could”, “future” and similar expressions, or the negative of those expressions. These forward-looking statements include the Company’s beliefs or expectations relating to the agreement discussed above. Such forward-looking statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results to be materially different from any future results expressed or implied by such forward-looking statements. All forward-looking statements are based on information available to the Company as of the date of this press release, and the Company assumes no obligation to update such statements.

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